Exhibit 99.1

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Exhibit 99.1

[LOGO]

The Midwest Marketplace for Retail Space

NYSE: IRC
www.inlandrealestate.com

May 2006

FORWARD-LOOKING STATEMENTS

•                  These presentation materials contain forward-looking statements. Forward-looking statements are statements that are not historical, including statements regarding management’s intentions, beliefs, expectations, representations, plans or predictions of the future, and are typically identified by such words as “believe,” “expect,” “anticipate,” “intend,” “estimate,” “may,” “will,” “should” and “could.” The Company intends that all such forward-looking statements be subject to the safe harbors created by Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. There are numerous risks and uncertainties that could cause actual results to differ materially from those set forth in the forward-looking statements. For a more complete discussion of these risks and uncertainties, please see the Company’s annual report on Form 10-K for the year ended December 31, 2005. Inland Real Estate Corporation disclaims any intention or obligation to update or revise any forward-looking statements whether as a result of new information, future events or otherwise.

•                  Please see Appendix for a commentary and reconciliation of the uses of “non-GAAP” financial measures.

[LOGO]

IRC SNAPSHOT

PROFILE

•                  Publicly traded REIT (NYSE: IRC) — self-administered and self-managed

•                  Specialize in retail real estate

•                  Target Midwest primarily

•                  145 Neighborhood, Community, Lifestyle and Single-Tenant retail centers

•                  14 million square feet of leasable space in 8 states(1)

•                  $1.7 billion total assets

FOCUS & CORE STRENGTHS

•                  Market Dominance: Largest shopping center REIT operating in Midwest(2)

•                  Diverse national and local tenants

•                  Acquisitions + releasing + redevelopment = Growth Potential

•                  Tenured team with dedicated real estate experience

Source: Company filings

(1) Includes properties in unconsolidated joint ventures

(2) Based on total of 93 million retail center square feet in Chicago as reported by REIS

TACTICAL
GROWTH STRATEGY

MAINTAIN MARKET DOMINANCE

ENHANCE RETAIL PLATFORM

IRC ACQUISITIONS STRATEGY
Gatekeeper to Chicagoland Retail

LARGEST CHICAGOLAND SHOPPING CENTER LANDLORD

•                  10% share retail square footage(1)

•                  High traffic areas with strong entry barriers

•                  Chicago: 100 properties; 9.5 million square feet

MARKET LEADERSHIP = MANAGEMENT EFFICIENCIES

•                  Leasing

•                  Acquisitions

•                  Operations

SUPERIOR DEMOGRAPHICS

[GRAPHIC]

Source: Company filings

(1) Based on total of 93 million neighborhood and community center square feet as reported by REIS

ACQUISITIONS CRITERIA
Well-Positioned Assets – Strong Tenants

GEOGRAPHIC TARGETS

•                  Chicagoland

•                  Twin Cities

•                  Midwest

[GRAPHIC]

RETAIL TARGETS

•                  Single Assets to Entire Portfolios

•                  Neighborhood & Community Retail

•                  Grocery, Discount & Fashion Anchors

•                  Lifestyle & Power Centers

•                  Convenience Retail

•                  Triple-Net Single-Tenant Properties

IRC PORTFOLIO

	#	TOTAL	%
	PROPERTIES(1)	GLA (MMS)	PORTFOLIO
Chicago MSA	100	9.5	67.9%
Minneapolis MSA	26	2.6	18.6%
Other	19	1.9	13.5%
	145	14.0	100.0%

Source: Company filings

All data is as of May 15, 2006

(1) Includes properties in unconsolidated joint ventures

RECENT ACQUISITIONS
Honey Creek Commons

•                  Power Retail Center

•                  Largest retail market in West Central Indiana

•                  Kohl’s Anchor + Linens N Things, TJ Maxx, Panera Bread

STATS

•                  Terre Haute, Indiana

•                  179,100 total square feet

•                  $26.7 million purchase price

•                  6.70% cap rate

•                  Newly constructed

•                  Purchased 1/11/06

[GRAPHIC]

Note: Marks on this slide are registered trademarks of entities unaffiliated with the Company.  Use of these trademarks is not an endorsement of the Company or its common stock and no inference of any such endorsement should be drawn.

RECENT ACQUISITIONS
Algonquin Commons

•                  Lifestyle and Power Center

•                  Superb Northwest Chicago location

•                  National tenants include

•                  Sonoma Williams and Ann Taylor

STATS

•                  Algonquin, Illinois

•                  565,000 total square feet

•                  $154.0 million purchase price

•                  6.70% cap rate

•                  Purchased 2/16/06 on behalf of NYSTRS JV

[GRAPHIC]

Note: Marks on this slide are registered trademarks of entities unaffiliated with Company. Use of these trademarks is not n endorsement of Company or its common stock and no inference of any such endorsement should be drawn.

ACQUISITION OPPORTUNITIES
DRIVE GROWTH

SOURCE OF DEALS =
NEW CONSTRUCTION + REPEAT SELLERS + OFF MARKET TRANSACTIONS

•                  In Negotiation: 11 properties; 1.3 million sq. ft.; $264 million

•                  Under Contract: 7 properties; 1.3 million sq. ft.; $224 million

•                  9.06% weighted average cap rate: assets acquired 1995-2005

PORTFOLIO ACQUISITION HISTORY(1)

[CHART]

(1) Does not include properties that have been sold

(2) Includes properties in unconsolidated joint ventures

JOINT VENTURES = IRC VALUE ADD

Diversify Capital Resources + Expand Platform + Drive Growth

New York State Teachers’ Retirement System (NYSTRS)

IRC IS JV MANAGING MEMBER

•                  Increase income via earning fees (property management, leasing, acquisition services)

•                  Formed October 2004 to acquire up to $400 million of additional retail in IRC core Midwest markets

•                  $280 million invested to date

•                  IRC: 8 centers; $100 million net equity value; will contribute additional $100 million

•                  NYSTRS: $50 million equity capital; will contribute additional $100 million

JV EXPANSION

•                  Acquire up to $200 million of additional retail in Texas

•                  NYSTRS to contribute $80 million

•                  IRC to contribute $20 million

EXECUTION EXPERTISE

TENANTS: IN-DEMAND & DIVERSIFIED

•                  Portfolio leased to 70% national retailers

•                  No single tenant comprises more than 3.4% annual base rent

NATIONAL AND LOCAL RETAILERS – % OF TOTAL SQUARE FEET

[CHART]

[LOGO]

Source: Company filings as of March 31, 2006

Note: Marks on slide are registered trademarks of entities unaffiliated with Company.  Use of these trademarks is not an endorsement of the Company or its common stock and no inference of any such endorsement should be drawn.

STABLE LEASE ROLLOVER

SOLID UNDERLYING CASH FLOWS

•                  Top 10 Tenants: 21% of total base rents

•                  70% of those rents investment grade tenants

•                  No more than 11.5% of annual base rent expected to roll in next 9 years

LEASE ROLLOVER AS A # OF CONTRACTUAL RENT(1)

[CHART]

(1) Source: Company filings as of December 31, 2005

LEASING EFFICIENCIES

MARKET SATURATION  MULTIPLE LEASE SIGNINGS

•                  Office Depot  5 Leases; $1.2 Million Annual Rent

•                  Food 4 Less  2 Leases; $1.1 Million Annual Rent

•                  JoAnn  3 Leases; $1 Million Annual Rent

•                  PetSmart  2 Leases; $621,000 Annual Rent

•                  Factory Card Outlet  3 Leases, $568,000 Annual Rent

•                  Washington Mutual  7 Leases, $563,000 Annual Rent

[GRAPHIC]

Note: Marks on slide are registered trademarks of entities unaffiliated with Company.  Use of these trademarks is not an endorsement of the Company or its common stock and no inference of any such endorsement should be drawn.

RENTAL RATE GROWTH

RELEASING AND RETENANTING OPPORTUNITIES

•                  Gains achieved via releasing and retenanting of existing vacant space at market rents

RENT INCREASES: RELEASING & RETENANTING (3/31/06)

[CHART]

MAXIMIZING IRC PORTFOLIO

ASSET IMPROVEMENT INITIATIVES  INCOME GROWTH

•                  $18.7 million in repositioning existing assets

•                  14.57% projected ROI

•                  Outlot Development

•                  Center Reconfiguration – Retenanting

•                  Building Expansions

CRITICAL MASS HAS ITS BENEFITS

Buying Power + Management Efficiencies

Disciplined Cost Control

Systemized Operations:  Due Diligence + Multi-Discipline Expertise

Property Tasks Centrally Managed  Increased Market Knowledge;
Swift Response to Tenant Needs

G&A Expenses Lower Than Peer Group Median (G&A AS % OF REVENUE (2005))

[CHART]

Source: SNL DataSource

STABLE
PERFORMANCE RECORD

IRC FINANCIAL SNAPSHOT

SUMMARY STATISTICS (in thousands except per share data)

FFO/Share 2006E	$1.35 - $1.39	Y-o-Y Growth	Shares Outstanding	67.6

FFO/Share 2005	$1.33	6.4%	Debt(1)	$875

FFO/Share 2004	$1.25	1.5 – 4.5%	Equity Capitalization	$1.1	B

Annual Dividend	$0.96/share		Total Capitalization	$2.0	B

Dividend Yield	6.9% @ $14.00/share		Debt/Total Capitalization	44.3%

Source: Company filings.

All data, except per share, is as of March 31, 2006.

(1) Includes proportionate share of unconsolidated joint venture debt

CONSISTENT RESULTS

QUALITY PORTFOLIO GENERATES SOLID PERFORMANCE

FFO
• $1.33 per share Year 2005

OCCUPANCY
• 96.1% Year 2005	• 93.7% or higher 2002-2005

STRONG LEASING GAINS
• 69 leases 1Q06	• 332,000 square ft.

LEASE ROLLOVER INCREASES
• 14% 1Q06	• 16% Year 2005

ACQUISITIONS 1Q06
• 5 retail centers	• 1.0 million square ft.	• $227 million

SOLID FFO & DIVIDEND GROWTH

FFO PER SHARE GROWTH FAVORABLE TO PEER AVERAGE 1999 – 2005

•                  Dividend has grown 20%

•                  FFO payout reduced to 72% from 110%

•                  IRC has raised dividend 12 times in last 11 years

IRC GROWTH: 1995 - 2005

[CHART]

Source: Company filings.

CONSERVATIVE / SECURED

CONSERVATIVE CAPITAL STRUCTURE

•                  Conservative Balance Sheet  Liquidity & Flexibility

•                  1Q06:

•                  $1.1 Billion Equity Market Capitalization

•                  $0.9 Billion Total Debt Outstanding

•                  $2.0 Billion Total Market Capitalization

•                  44.3% Debt-to-Total Market Capitalization

•                  2.9X EBITDA Coverage of Interest Expense

SECURED FINANCING PHILOSOPHY

•                  Flattening Yield Curve Allows for Favorable Pricing

•                  Able to Lock In Rates Typically not Associated with Unsecured Financing

•                  Able to Achieve Investment Grade Pricing Ahead of Investment Grade Rating

•                  Manage Interest Rate Risk Without Use of Derivatives

Source: Company filings

IRC AVERAGE INTEREST RATES

FLEXIBLE FINANCING OPTIONS FURTHER ENHANCE CASH FLOW

	WEIGHTED AVERAGE INTEREST RATES
	2006	2007	2008	2009	2010	2011+

Fixed Rate	5.49%	6.91%	6.57%	6.44%	4.76%	5.06%

Variable Rate	6.08%	6.09%	5.75%	—	5.63%	3.93%

Weighted Avg.	5.78%	6.63%	6.25%	6.44%	4.84%	5.02%

Source: Company filings

DEBT MATURITIES

FLEXIBLE FINANCING OPTIONS FURTHER ENHANCE CASH FLOW

•                  Near-term maturities can be refunded at lower rates

•                  2005 maturities closed at rates of approximately 5%

DEBT MATURITIES (MMs)

[CHART]

FINANCING FLEXIBILITY

LINE OF CREDIT  FINANCING FLEXIBILITY

•                  Recast Line 2Q05 To Obtain More Favorable Rates

•                  Added Accordion Feature For Greater Flexibility

•                  Terms Include Potential Investment Grade Pricing Spreads

POSITIONING BALANCE SHEET  POTENTIAL INVESTMENT GRADE RATING

•                  Methodically Positioning Balance Sheet

•                  Currently not Investment Grade Rated

•                  Interest Expense Coverage Ratios in Line with Investment Grade Peers

THE IRC TEAM

SENIOR MANAGEMENT TEAM AVERAGES 25 YEARS REAL ESTATE EXPERIENCE

Daniel Goodwin	36 Yrs. at Inland	Founder and controlling stockholder of Inland Group;
Chairman		36+ years real estate experience

Robert Parks	36 Yrs. at Inland	Founding stockholder of Inland Group;
President, CEO	CEO since 2001	IRC president since 1994;

Mark Zalatoris	20 Yrs. at Inland	Extensive knowledge of IRC portfolio;
Executive VP, COO &		CFO prior to 2004
Treasurer

Brett Brown	2 Yrs. at Inland	Deep public company reporting experience;
Chief Financial Officer	15 Yrs. at Great Lakes	former SVP-Financial Reporting of Great Lakes REIT

William Anderson	19 Yrs. at Inland	Adept at analyzing and negotiating retail center acquisitions
VP, Transactions		and dispositions

Scott Carr	18 Yrs. at Inland	Has overseen all property management operations since 1994
President, Inland Commercial
Property Management Inc

IRC DIRECTORS

INDEPENDENT DIRECTORS

Roland Burris, Esq.	Former Attorney General of Illinois; former Comptroller of Illinois, CEO of Burris & Lebed Consulting LLC

Thomas D’Arcy	Former Chairman, President and CEO of Bradley Real Estate (one of the original public REITs); current principal of Bayside Realty Partners

Joel Herter	Senior consultant and former managing partner of accounting firm Wolf & Company LLP

Heidi Lawton	President of commercial real estate firm Lawton Realty Group, Inc.

Thomas McWilliams	Specializes in development of retail, office and residential real estate

[LOGO]

The Midwest Marketplace for Retail Space

NYSE: IRC
www.inlandrealestate.com

May 2006

APPENDIX

RECONCILIATION OF NON-GAAP FINANCIAL METRICS

•                  Throughout these presentation materials, we present certain financial measures that, while not prepared in accordance with generally accepted accounting principles, or GAAP, we believe are useful to investors as key measures of our operating performance: Funds From Operations, or FFO; Adjusted Funds From Operations, or AFFO; and Earnings Before Interest Expense, Taxes, Depreciation and Amortization, or EBITDA.

•                  We consider FFO to be an indicative measure of operating performance due to the significant effect of depreciation of real estate assets on net earnings. We calculate FFO in accordance with standards established by the National Association of Real Estate Investment Trusts, or NAREIT, which defines FFO as net earnings or loss determined in accordance with GAAP, excluding gains or losses from sales of property plus depreciation and amortization (excluding amortization of deferred financing costs) of real estate assets, and after adjustments for the portion of these items related to our unconsolidated partnerships and joint ventures.  In October 2003, NAREIT issued additional guidance modifying the definition of FFO. The first modification reversed the treatment of asset impairment losses and impairment losses incurred to write down assets to their fair value at the date assets are classified as held for sale, to include these losses in FFO. Previously, these losses were excluded from FFO. The second modification clarified the treatment of original issue costs and premiums paid on preferred stock redemptions to deduct these costs and premiums in determining FFO available to holders of common stock. We have adopted these modifications to FFO effective with our reported results for the year ended December 31, 2003.

•                  In calculating FFO, net earnings are determined in accordance with GAAP and include the non cash effect of scheduled rent increases throughout the lease terms as required by GAAP. We believe that by excluding the effect of depreciation, amortization and gains or losses from sales of real estate facilitates comparisons of operating performance between periods and between other REITs because these items are based on historical costs which may be of limited relevance in evaluating current performance. FFO does not represent cash generated from operating activities determined in accordance with GAAP. FFO is also not necessarily indicative of cash flow available to fund cash needs and should not be considered as an alternative to net earnings determined in accordance with GAAP. FFO, as presented, may not be comparable to similarly titled measures reported by other companies, Adjusted Funds From Operations or AFFO is FFO decreased by capital expenditures.

•                  EBITDA is defined as earnings (losses) from continuing operations excluding: (1) interest expense; (2) income tax benefit or expenses; (3) depreciation and amortization. We believe EBITDA is useful to us and to an investor as a supplemental measure in evaluating our financial performance because it excludes expenses that we believe may not be indicative of our operating performance. By excluding interest expense, EBITDA measures our financial performance regardless of how we finance our operations and capital structure. By excluding depreciation and amortization expense, we believe we can more accurately assess the performance of our portfolio. Because EBITDA is calculated before recurring cash charges such as interest expense and taxes and is not adjusted for capital expenditures or other recurring cash requirements, it does not reflect the amount of capital needed to maintain our properties nor does it reflect trends in interest costs due to changes in interest rates or increases in borrowing. EBITDA should be considered only as a supplement to net earnings and may be calculated differently by other equity REITs.

APPENDIX

RECONCILIATION OF NON-GAAP FINANCIAL METRICS

•                  Reconciliation of FFO net income (most directly comparable GAAP measure)

($ THOUSANDS, EXCEPT PER SHARE DATA)	1Q06	2005	2004

Net income available to common stockholders	$9,876	$47,254	$49,373
Gain on sale of investment properties	(61)	(1,185)	(4,541)
Gain on non-operating property	157	33	—
Equity in depreciation of unconsolidated joint ventures	1,770	4,261	96
Amortization on in-place lease intangibles	732	2,826	1,816
Amortization on leasing commissions	195	700	870
Depreciation, net of minority interest	9,533	35,621	35.323
Funds from operations	22,202	89,510	82,938
Net income per share, basic and diluted	$0.15	$0.70	$0.74
Funds from operations per share, basic and diluted	$0.33	$1.33	$1.25
Weighted average common shares outstanding, basic	67,489	67,244	66,454
Weighted average common shares outstanding, diluted	67,558	67,298	66,504

Source: Company filings

APPENDIX

RECONCILIATION OF NON-GAAP FINANCIAL METRICS

•                  Reconciliation of EBITDA to net income (most directly comparable GAAP measure)

($ THOUSANDS EXCEPT PER SHARE DATA)	1Q06	2005	2004

Net Income Available to Common Stockholders	$9,876	47,254	49,373
Gain on sale of investment properties	(62)	(61)	(1,185)
Interest expense	11,539	46,768	43,406
Depreciation and amortization	12,309	48,817	39,281
EBITDA	33,662	141,654	127,519

Net income per share, basic and diluted	$0.15	$0.70	$0.74

Weighted average common shares outstanding, basic	67,489	67,244	66,454

Weighted average common shares outstanding, diluted	67,558	67,298	66,504

Source: Company filings.